exhibit e(2)
                            FORM OF LETTER AGREEMENT

                                   ________ __, 2004


Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

     RE: DISTRIBUTION AGREEMENT DATED AS OF SEPTEMBER 5, 2000

Ladies and Gentlemen:

     We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                                       CITIFUNDS TRUST I
                                       SMITH BARNEY TRUST II (f/k/a CitiFunds
                                         Trust II)
                                       CITIFUNDS TRUST III
                                       CITIFUNDS TAX FREE RESERVES
                                       CITIFUNDS FIXED INCOME TRUST
                                       CITIFUNDS MULTI-STATE TAX FREE TRUST
                                       SALOMON FUNDS TRUST (f/k/a CitiFunds Tax
                                         Free Income Trust)
                                       CITIFUNDS INTERNATIONAL TRUST
                                       CITIFUNDS PREMIUM TRUST
                                       CITIFUNDS INSTITUTIONAL TRUSt
                                       VARIABLE ANNUITY PORTFOLIOS,

                                           each on behalf of its series listed
                                       on Exhibit A attached hereto



                                   By:
                                       -----------------------------------

                                   Title:
                                         -----------------------------------



Agreed:

CITIGROUP GLOBAL MARKETS INC.

By:
   --------------------------------------------

Title:
      --------------------------------------------

                                                                      EXHIBIT A



TRUST AND FUND                           CLASSES OF SHARES                      EFFECTIVE DATE

----------------------------------------------------------------------------------------------------------------------
CITIFUNDS TRUST I
Citi Institutional Money Reserves        Class A*                               March 27, 2003

Salomon Brothers Aggressive
Growth Fund                              Class A*                               ____________ __, 2004
                                         Class B*                               ____________ __, 2004
                                         Class C*                               ____________ __, 2004
                                         Class O                                ____________ __, 2004
                                         Class Y                                ____________ __, 2004
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers All Cap
Growth Fund                              Class A*                               ____________ __, 2004
                                         Class B*                               ____________ __, 2004
                                         Class C*                               ____________ __, 2004
                                         Class O                                ____________ __, 2004
                                         Class Y                                ____________ __, 2004
----------------------------------------------------------------------------------------------------------------------
SMITH BARNEY TRUST II (FORMERLY CITIFUNDS TRUST II)
----------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth
Opportunities Fund                       Class A*                               September 11, 2000
                                         Class B*                               September 11, 2000
                                         Class L*                               September 11, 2000
                                         Class Y                                September 11, 2000
----------------------------------------------------------------------------------------------------------------------
Smith Barney International Large
Cap Fund                                 Class A*                               April 30, 2002
                                         Class B*                               April 30, 2002
                                         Class L*                               April 30, 2002
                                         Class Y                                April 30, 2002
----------------------------------------------------------------------------------------------------------------------
Smith Barney Capital                     Class A*                               March 29, 2002
Preservation Fund                        Class B*                               March 29, 2002
                                         Class L*                               March 29, 2002
----------------------------------------------------------------------------------------------------------------------
Smith Barney Capital                     Class A*                               September 17, 2002
Preservation Fund II                     Class B*                               September 17, 2002
                                         Class L*                               September 17, 2002
----------------------------------------------------------------------------------------------------------------------
Smith Barney Short Duration
Municipal Income Fund                    Class A*                               March 3, 2003
                                         Class B*                               March 3, 2003
                                         Class L*                               March 3, 2003
                                         Class Y                                March 3, 2003
----------------------------------------------------------------------------------------------------------------------
CITIFUNDS TRUST III
----------------------------------------------------------------------------------------------------------------------
Citi Cash Reserves                       Class N*                               January 1, 2001
----------------------------------------------------------------------------------------------------------------------
Citi U.S. Treasury Reserves              Class N*                               January 1, 2001
----------------------------------------------------------------------------------------------------------------------
Citi California Tax Free Reserves        Class N*                               December 7, 2001
----------------------------------------------------------------------------------------------------------------------
Citi Connecticut Tax Free                Class N*                               December 7, 2001
Reserves                                 Smith Barney Connecticut
                                         Money Market Portfolio - Class
                                         A*                                     December 7, 2001
                                         Smith Barney Connecticut Money
                                         Market Portfolio - Class
                                         Y                                      December 7, 2001
----------------------------------------------------------------------------------------------------------------------
Citi New York Tax Free                   Class N*                               December 7, 2001
Reserves
----------------------------------------------------------------------------------------------------------------------



Citi Tax Free Reserves                   Class N*                               December 7, 2001
----------------------------------------------------------------------------------------------------------------------
SALOMON FUNDS TRUST
(FORMERLY CITIFUNDS TAX FREE INCOME TRUST)
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mid Cap Fund            Class A*                               June 19, 2001
                                         Class B*
                                         Class O
                                         Class 2*
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers National Tax            Class A*                               September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers California Tax          Class A*                               September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers New York Tax            Class A*                               September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
----------------------------------------------------------------------------------------------------------------------
CITIFUNDS PREMIUM TRUST
----------------------------------------------------------------------------------------------------------------------
Citi Premium Liquid Reserves*            N/A                                    January 1, 2001
----------------------------------------------------------------------------------------------------------------------
Citi Premium U.S. Treasury               N/A                                    January 1, 2001
Reserves*
----------------------------------------------------------------------------------------------------------------------
CITIFUNDS INSTITUTIONAL TRUST
----------------------------------------------------------------------------------------------------------------------
Citi Institutional Liquid Reserves       Class A*                               January 1, 2001
                                         SVB Securities Liquid Reserves         January 1, 2001
                                         Shares*
                                         SVB Securities Institutional           April 27, 2001
                                         Liquid Reserves Shares*
----------------------------------------------------------------------------------------------------------------------
Citi Institutional U.S. Treasury         Class A Shares (all shares of the      January 1, 2001
Reserves                                 Fund were designated class A
                                         shares as of January 1, 2003)*
                                         SVB Securities Institutional U.S.      March 26, 2003
                                         Treasury Reserves Shares*
----------------------------------------------------------------------------------------------------------------------
Citi Institutional Tax Free              N/A*                                   January 1, 2001
Reserves
----------------------------------------------------------------------------------------------------------------------
Citi Institutional Cash Reserves         Class I*                               January 1, 2001
                                         Class L*                               January 1, 2001
                                         Class O*                               January 1, 2001
                                         Class S*                               January 1, 2001
                                         SVB Securities Horizon Shares*         April 27, 2001
----------------------------------------------------------------------------------------------------------------------
Citi Institutional Enhanced              Class I*                               August 17, 2002
Income Fund                              Class Y*                               August 17, 2002
                                         SVB Securities Enhanced                August 17, 2002
                                         Income Shares*
----------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth                                                   September 5, 2000
Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------


*Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended.